UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

Riverview Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-22957	91-1838969
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On December 16, 2004, Riverview Bancorp, Inc. issued a press release announcing that it had declared a quarterly cash dividend of $0.155 per share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (c)        Exhibits

        99.1     Press Release of Riverview Bancorp, Inc. dated December 16, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                             RIVERVIEW BANCORP, INC.

DATE: December 16, 2004                                   By: /s/ Ronald Dobyns
                                                                                   Ronald Dobyns
                                                                                   Senior Vice President and Chief Financial Officer

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Exhibit 99.1

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RIVERVIEW BANCORP                                                             THE CEREGHINO GROUP

                                                                                                      Corporate Investor Relations
                                                                                                      5333 - 15th Avenue South, Suite 1500
Contacts:  Pat Sheaffer or Ron Wysaske,                                        Seattle, WA 98108
                Riverview Bancorp 360-693-6650                                 206.762.0993
                                                                                                       www.stockvalues.com

RIVERVIEW BANCORP ANNOUNCES $0.155 QUARTERLY CASH DIVIDEND

Vancouver, WA - December 16, 2004 - Riverview Bancorp, Inc. (Nasdaq: RVSB) announced today its Board of Directors declared on December 15, 2004 a $0.155 per share cash dividend. This is Riverview's 29th consecutive dividend and is to be paid January 14, 2005 to shareholders of record on December 31, 2004.

"A cash dividend is a tangible way for Riverview's shareholders to benefit from the company's continued growth. Our team members are doing a superb job in building our franchise and delivering excellent customer service every day," said Pat Sheaffer, Chairman and CEO. "Based on the recent stock price, our annualized dividend yield is 2.80%."

The company plans to report fiscal third quarter results on January 25, 2005, and management will host a conference call later that day. Complete conference call details will be made available in early January.

Riverview Bancorp, Inc. (www.riverviewbank.com) is headquartered in Vancouver, Washington - just north of Portland, Oregon on the I-5 corridor. With assets of $525 million, it is the parent company of the 81 year-old Riverview Community Bank, as well as Riverview Mortgage and Riverview Asset Management Corp. There are 13 Southwest Washington branches, including nine in Clark County - the second fastest growing county in the state, and one lending center. The bank offers true community banking services, focusing on providing the highest quality service and financial products to commercial and retail customers. The company recently announced the signing of a definitive merger agreement with American Pacific Bank (Nasdaq: AMPB), a Portland, Oregon bank with assets of $125 million. Pending regulatory and shareholder approvals, the company hopes to close the transaction within the first calendar quarter of 2005.

Statements concerning future performance, developments or events, concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements, which are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These factors include but are not limited to: RVSB's ability to maintain current dividend payments or increase dividend payouts to shareholders, regional economic conditions and the company's ability to efficiently manage expenses. Additional factors that could cause actual results to differ materially are disclosed in Riverview Bancorp's recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

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